UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2019

Milestone Scientific Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14053 (Commission File Number)	13-3545623 (IRS Employer Identification No.)

220 South Orange Avenue, Livingston Corporate Park Livingston, New Jersey (Address of principal executive offices)	07039 (Zip Code)

Registrant’s telephone number, including area code (973) 535-2717

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock	MLSS	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 3, 2019, the Board of Directors of Milestone Scientific Inc. (the “Company”) appointed Brent Johnston as the Company’s President, to serve until the earlier of his resignation or removal. For serving as President, Mr. Johnston will receive an annual salary of $300,000, consisting of $250,000 in cash and $50,000 in shares of the Company’s common stock, payable in four equal quarterly installments. The Compensation Committee of Board will also establish a bonus program for Mr. Johnston, of up to $100,000, payable in cash or stock at the discretion of the Compensation Committee. In addition, Mr. Johnston will receive a car allowance of $1,200 per month.

Mr. Johnston is a senior level, medical device industry executive with over 25 years of experience in sales, marketing and organizational efficiency. Prior to joining the Company, Mr. Johnston served as Vice President of Sales at Clariance, a spinal device company, since 2016. From 2015 until December 2016, Mr. Johnston served as Chief Executive Officer at ExsoMed, an upper extremity orthopedic company. Mr. Johnston founded and served as Chief Operating Officer at Aurora Spine, Inc., from 2011 until 2015. Mr. Johnston held senior executive roles at Phygen Spine (from 2009 until 2011) and Lanx, Inc. (from 2007 until 2009). Mr. Johnston also founded Corvus Medical, Inc., a company focused on products in spine, orthopedics, biologics and durable goods, in 2004. Mr. Johnston received a Bachelor’s degree in Political Science and Business Administration from Eastern Washington University and received a Master of Business Administration from Norwich University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Milestone Scientific Inc.
Dated: September 5, 2019	By:	/s/ Joseph D’Agostino
Joseph D’Agostino
Chief Financial Officer